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[LOGO] BANK OF AMERICA
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                                                         AMENDMENT TO DOCUMENTS


                AMENDMENT NO. 3 TO BUSINESS LOAN AGREEMENT

     This Amendment No. 3 (the "Amendment") dated as of September 24, 1999, is between Bank of America, N.A. (the "Bank"), formerly Bank of America National Trust and Savings Association and Tab Products Co. (the "Borrower").

                                  RECITALS

     A. The Bank and the Borrower entered into a certain Business Loan Agreement dated as of November 1, 1998, as previously amended (the "Agreement").

     B.  The Bank and the Borrower desire to further amend the Agreement.

                                  AGREEMENT

     1. DEFINITIONS. Capitalized terms used but not defined in this Amendment shall have the meaning given to them in the Agreement.

     2.  AMENDMENTS.  The Agreement is hereby amended as follows:

         2.1 In first Paragraph 9.3 of the Agreement is amended to read in its entirety as follows:

              "9.3 QUICK ASSETS. To maintain on a consolidated basis as of the end of each quarterly accounting period commencing June 1, 1999, quick assets in excess of current liabilities by at least Fifteen Million Dollars ($15,000,000)."

     3. REPRESENTATIONS AND WARRANTIES. When the Borrower signs this Amendment, the Borrower represents and warrants to the Bank that: (a) there is no event which is, or with notice or lapse of time or both would be, a default under the Agreement except those events, if any, that have been disclosed in writing to the Bank or waived in writing by the Bank, (b) the representations and warranties in the Agreement are true as of the date of this Amendment as if made on the date of this Amendment, (c) this Amendment is within the Borrower's powers, has been duly authorized, and does not conflict with any of the Borrower's organizational papers, and (d) this Amendment does not conflict with any law, agreement, or obligation by which the Borrower is bound.

     4. EFFECT OF AMENDMENT. Except as provided in this Amendment, all of the terms and conditions of the Agreement shall remain in full force and effect.

     This Amendment is executed as of the date stated at the beginning of this Amendment.

BANK OF AMERICA, N.A.                  Tab Products Co.


X   /s/ Chris P. Giannotti             X   /s/ David J. Davis
------------------------------------   ------------------------------------
By:  Chris P. Giannotti,               By:  David  J. Davis, SVP,
     Vice President                         Operations and Chief Financial
                                            Officer



                                       X   /s/ Robert J. Sexton
                                       ------------------------------------
                                       By:  Robert J. Sexton
                                            Treasurer and Secretary


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